Exhibit 99.1

Corporate Overview September 2022

2 Forward - looking statements This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbour provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward - looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. In some cases, you can identify forward - looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictions. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID - 19 pandemic, geopolitical issues and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third - party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward - looking statements as predictions of future events. The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Emerging leader in cell therapies for cancer Comprehensive iPSC cell platform For immune effector cells Technical Expertise Genetic and protein engineering, process development and immuno - oncology Foundation in Science Continuing investment in innovation drives R&D State - of - the - art GMP manufacturing facility Fully operational, enabling improved and faster product iteration Financial Strength Cash runway into 2025, Ended 2Q22 with cash, cash equivalents, and investments of $429.4M ~ 200 Employees including experienced leaders and entrepreneurs Emerging pipeline of candidates Product engine anticipated to deliver 5 INDs over the next 3 years; CNTY - 101 entering clinic 2H22 BMS Discovery Collaboration Initial focus on AML (CNTY - 104) and Multiple Myeloma (CNTY - 106)

Osvaldo (Lalo) Flores CEO Adrienne Farid COO Greg Russotti CTO Hy Levitsky President R&D Luis Borges CSO Michael Diem CBO Proven leadership team ® 4

Platform

6 Building a next generation allogeneic cell therapy platform Gene Editing • Proprietary gene editing platform • CRISPR MAD7 - derived gene editing for precise transgene integration Protein Engineering • Developing proprietary next - generation CARs • Universal tumor targeting platform iPSC Differentiation/Manufacturing • Scalable protocols and processes to produce highly functional iNK and iT cell products iPSC Reprogramming • Comprehensive collection of clinical grade lines (CD34+ HSC, αβ T cell , γδ T cell derived) Vertically integrated capabilities differentiate Century’s approach

7 Foundational investments in iPSC know - how and manufacturing Established in - house manufacturing accelerates learnings and enables faster product iteration • 53,000 ft 2 facility • Designed to produce multiple immune cell types • Two sites provides optionality and maximizes flexibility iPSC license and collaboration agreement established in 2018 • Access to clinical grade iPSC lines • Exclusive IP and know - how to generate immune effector cells using feeder - free methods (NK, T, Mac, DC) • FCDI GMP manufacturing capacity for Century’s product candidates • Leveraging two decades of research & investment at University of Wisconsin and FCDI

8 Multiple gene edits (KO/KI) iPSC bank Precision CRISPR MAD7 mediated sequential gene editing of iPSC cells generates uniform product candidates Engineered iPSC Master Cell Bank (MCB) Advantages of Century’s Platform P recise CRISPR mediated homology directed repair reduces off - target integration Stepwise and efficient gene editing avoids risky multiplex modification and structural variants Quality control through generation of homogenous MCB establishes genomic product integrity Manufacturing begins at the MCB, confirmed to be free from genetic aberrations Sequential selection steps iSPC Precision Engineering CRISPR - mediated HDR (MAD 7)

9 Allo - Evasion TM 1.0 designed to overcome 3 major pathways of host vs graft rejection 1. Deletion of β 2M, a protein required to express HLA - 1 on the cell surface prevents recognition by CD8 T cells 2. Knock out of CIITA eliminates HLA - II expression to escape elimination by CD4 T cells 3. Knock - in of HLA - E prevents killing by NK cells b 2M KO (HLA - I) HLA - E KI CIITA KO (HLA - II) CD8 + T Cell CD4 + T Cell NK cell 3 core edits disarm host cells from eliminating therapy

Allo-Evasion™ 3.0 Provides Additional Protection Against NK Cell Killing



CD8+ T Cell
1 β2M KO (HLA-I)
3 HLA-E KI
NK cell
4 HLA-G KI
CD4+ T Cell
2 CIITA KO (HLA-II)

4 core edits disarm host cells from eliminating therapy

1. Deletion of β2M, a protein required to express HLA-1 on the cell surface prevents recognition by CD8 T cells
2. Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells
3. Knock-in of HLA-E prevents killing by NK cells
4. Knock-in of HLA-G prevents killing by NK cells

CENTURY THERAPEUTICS 10

11 Expression of HLA - E + HLA - G further protects from NK cell killing HLA - E HLA - G NKG2A KIRs, LIRs Activating ligand Activating receptor Proof - of - Concept Study with HLA - I Null K562 Cells Engineered with HLA - E and HLA - G 0 . 1 2 5 0 . 2 5 0 . 5 1 2 4 8 1 6 3 2 0 20 40 60 80 100 Donor RC01 Ratio (E:T) % K i l l i n g Parental K562 HLA-G K562 HLA-E K562 HLA-E+G K562 The Combination of HLA - E + HLA - G Improved Protection to Killing by Allogeneic NK Cells • HLA - E and HLA - G engage different receptors on NK cells including NKG2A, KIRs, and LIRs • The expression of NKG2A, KIRs, and LIRs varies among NK cells from different donors Agglomerated Data from 22 NK Cell Donors N o e d i t H L A - G H L A - E H L A - E / G 0.0 0.2 0.4 0.6 0.8 1.0 R e l a t i v e c y t o l y s i s

12 Illustrative potential of Allo - evasion ۲ on cellular pharmacokinetics and multiple doses With Allo - Evasion TM engineering Initial dose Minimum threshold to maintain pharmacological pressure Repeat dose Repeat dose Without Allo - Evasion TM engineering Lack of durable responses seen to date in other allogeneic approaches likely due to rejection of the product

13 Common progenitor milestone enables cost, time efficiencies Multiple gene edits Engineered iPSC iNK cell iPSC bank Cell engineering Manufacturing Common Progenitor iNK 3.0 CD34 + HSC T cell Reprogramming Reprogramming Differentiation NK cell • iPSC cell bank with 12 core 3.0 gene edits introduced in 5 sequential steps • R esets product development starting point: accelerates and de - risks development candidate selection New Starting Point + CAR

Discovery

iNK 3.0 common progenitor
multiple new features for enhanced functionality



Imaging + Cytokine support + Safety switch
IL-15/IL15RA
PSMA
HLA-I KO
HLA-II KO
HSV-TK
Safety switch
CD16
Allo-Evasion ™
Tumor cell killing
HLA-E
HLA-G
NKG2D
CD70 KO
NKG2A KO
Cell Fitness

ENGINEERING PROFILE				
Step	Gene Edit		Rationale	
1	KO	**NKG2A**	Potential to block inhibitory signal	Common Progenitor Features
	KI	**IL15/IL15Ra**	Homeostatic cytokine support	
2	KO	B2M	Allo-Evasion	
	KI	HLA-E-2A-**HLA-G**	Allo-Evasion	
3	KO	CIITA ex5	Allo-Evasion	
	KI	**HSV-TK-2A-PSMA**	Safety switch + cell tracer	
4	KO	**CD70**	Landing pad, potential to enhance cell fitness	
	KI	**CD16-2A-NKG2D**	Ab targeting + Tumor stress ligands	
5	INS	CLYBL	Safe harbor site	
	KI	CAR	Tumor targeting	

Boldface: iNK 3.0-specific gene edits

CENTURY THERAPEUTICS 15

16 Century’s strategic vision for winning in solid tumors Building best - in - class γδ i T cell platform with up to 5 distinct tumor killing mechanisms CAR CD16 NKG2D Safety switch & tracer TCR UTRAP Tumor antigen/ TCR Stress ligands Antibody/tumor antigen ADCC Tumor antigen Non - HLA TCR target Cytokine support Allo - Evasion Enhanced fitness γδ iT cell

Pipeline and Franchises

Century's emerging franchises

B cell malignancies

CNTY-101: Lead product candidate, CD19 targeted CAR-iNK
- First product candidate to enter the clinic with edits designed to avoid 3 major pathways of rejection

CNTY-102: First γδ iT candidate, multi-specific (CD19 + CD79b) CAR-iT

Discovery pipeline: Leverages iNK 3.0 platform

Glioblastoma

CNTY-103: CD133 CAR iNK 3.0 for recurrent GBM
- Multi-tumor antigen targeting through combination approach addresses heterogeneity in GBM tumor cells

Discovery pipeline: Exploring iNK 3.0 and γδ iT platforms

Solid tumors

Future candidate:
- Expected to be announced 4Q 2022

Discovery pipeline: Leverage γδ iT platform to target challenging solid tumors

CENTURY THERAPEUTICS 18

Pipeline

Product candidate pipeline across cell platforms and targets in solid and hematologic cancers

Solid Tumors   Hematologic Tumors

Product	iPSC Platform	Targets	Indications	Expected IND Submission	Discovery	Preclinical	Clinical	Collaborator
CNTY-101	iNK	CD19	B-Cell Malignancies	Mid 2022	IND clearance received			
CNTY-103	iNK	CD133	Glioblastoma	2024				
CNTY-102	iT	CD19 + CD79b	B-Cell Malignancies	2024				
CNTY-104	iNK/iT	Multi-specific	Acute Myeloid Leukemia	2024				Bristol Myers Squibb
CNTY-106	iNK/iT	Multi-specific	Multiple Myeloma	2024				Bristol Myers Squibb
Discovery Research Programs								
	iNK/iT	TBD	Solid Tumors	TBD				
	iNK	TBD	Hematological Tumors	2023

CNTY-101: differentiated next-gen CD19 targeted product

Highly differentiated profile

Allo-Evasion™ edits


HLA-I
Knockout
HLA-II
Knockout
HLA-E
IL-15
CD19 CAR
Safety
Switch

CNTY-101
First cell product candidate designed to avoid all major pathways of host v graft rejection

ELIPSE-1: Phase 1 study vision

Explore 1 to 2 cycles* up to 6 doses with single LD conditioning

Effect of Allo-Evasion™ on iNK persistence after multiple doses
ELiPSE-1 trial to initiate imminently

Clinically meaningful and platform validating data generated from ELiPSE-1 Schedule B


Subsequent dose(s) without additional LD*
LD
Day 1
Day 50
≥1bn cells/dose

* Subject to FDA approval

CENTURY THERAPEUTICS 20

21 Century’s partnered programs Acute Myeloid Leukemia CNTY - 104: Multi - specific iT or iNK candidate Potential for controlled dosing and persistence to eliminate blasts while mitigating toxicity to the marrow Multiple Myeloma CNTY - 106: Multi - specific iT or iNK candidate Address relapses to current CAR T therapies associated with residual to negative BCMA expressing cells Bristol Myers Squibb brings complementary technologies and capabilities in competitive indications. Bristol - Myers Squibb collaboration includes option to add 2 additional programs in either hematological malignancies or solid tumors.

22 Anticipated catalysts over next 12 months Underpinned by strong balance sheet with platform synergies and operational excellence CNTY - 101 Becoming clinical stage biotech company with most advanced allogeneic cell therapy • Phase 1 (ELiPSE - 1) start in B - cell malignancies (2H22) γδ iT Platform Leveraging the comprehensive end - to - end platform • γδ iT pre - clinical data (4Q22) Disclosures 5 INDs anticipated over next 3 years • Solid tumor candidate expected to be announced (4Q22) iNK 3.0 Common Progenitor Creating platform efficiencies • Select additional candidate based on iNK 3.0 (YE22) – disclose data at future medical meeting • CNTY - 103 development candidate (2023)

Thank you